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 John Hancock European Equity Fund              John Hancock Global Fund
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  John Hancock International Fund       John Hancock Pacific Basin Equities Fund
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          Supplement to the Current Statement of Additional Information



Unless extended by John Hancock Funds, Inc. ("John Hancock Funds"), until November 30, 2001 John Hancock Funds will pay A.G. Edwards & Sons, Inc. 100% of the applicable sales charge on sales on Class A shares of each of the funds listed above sold by A. G. Edwards & Sons, Inc. to investors purchasing the funds which purchase includes future systematic investments in an amount of at least 1% of the initial amount invested. In addition, John Hancock Funds will pay A.G. Edwards & Sons, Inc. an additional commission equal to 0.50% and 0.25% of the net asset value of all of the Class B and Class C shares, respectively, sold by A.G. Edwards & Sons, Inc. to investors purchasing those funds under the same circumstances.

October 12, 2001